UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2015

EXTERRAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Exterran Holdings, Inc. (“we,” “us” or “our”) previously announced the separation of our U.S. contract operations and U.S. aftermarket services businesses from our international contract operations, international aftermarket services and global fabrication businesses (the “separation”).  In connection with the separation, we formed Exterran Corporation (“SpinCo”) as a new holding company to own and operate our international contract operations, international aftermarket services and global fabrication businesses as a separate publicly traded company.

On June 9, 2015, our board of directors (the “Board”) announced that Mark R. Sotir, Executive Chairman of the Board, is expected to resign from the Board if the separation is completed in order to become the Executive Chairman of the board of directors of SpinCo. The conditional resignation of Mr. Sotir from the Board is not due to any disagreement with us on any matter relating to our operations, policies or practices.  If the separation is completed and Mr. Sotir resigns from our Board, Gordon T. Hall, Vice Chairman of the Board, will become Chairman of the Board.

In addition, Jon C. Biro, our Senior Vice President and Chief Financial Officer, is expected to resign from such position if the separation is completed in order to become the Senior Vice President and Chief Financial Officer of SpinCo.  If the separation is completed and Mr. Biro resigns as our Senior Vice President and Chief Financial Officer, David S. Miller, the current Senior Vice President and Chief Financial Officer of Exterran Partners, L.P. (“EXLP”), will become our Senior Vice President and Chief Financial Officer.  Mr. Miller also serves as the Senior Vice President and Chief Financial Officer of EXLP.

Item 7.01              Regulation FD Disclosure.

On June 9, 2015, we issued a press release regarding the expected resignation of the Executive Chairman of the Board, as well as certain other changes to our management team and the board of directors and management team of SpinCo upon the completion of the separation.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference into this Item 7.01.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Exterran Holding, Inc. dated June 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.

June 15, 2015	By:	/s/ Jon C. Biro
Jon C. Biro
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Exterran Holdings, Inc. dated June 9, 2015